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                                                                   EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


   We consent to the incorporation by reference in this Registration Statement of Compuware Corporation on Form S-3 of our report dated May 5, 1997, appearing in the Annual Report on Form 10-K of Compuware Corporation for the year ended March 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ Deloitte & Touche, LLP

Detroit, Michigan
January 7, 1998